October 15, 1997


Dear Shareholders:


Attached with this letter is the audited annual report for the Elite Group stock Growth & Income Fund and the bond Income Fund.

The fiscal year for the Elite Funds ended on September 30, completing The Elite Mutual Funds tenth year. Many of you have been invested with us for the majority of those years and some of you are new this year. We sincerely appreciate everyone's support and patronage.

When we established the Elite Funds/McCormick Capital Management our goal was to deliver a quality financial product that was cost effective for the client and void of sales commissions. A financial product that would perform well and avoid excessive risk. A financial product that was simple and flexible in its format. We think we have been able to successfully deliver such a product and we will continue to make it even better in the coming years.


                                          The Elite Growth & Income Fund
                                                   (stock fund)

The financial statements that make up the Annual Report give us an opportunity to review what has happened in the past and what may happen in the future. Looking back, we are pleased to report that the stock Growth & Income Fund appreciated 34.66% for the fiscal year. The three, five and ten year annualized rate of return is now 26.13%, 20.56% and 14.26 per year.

The most significant change in our investments has been to reduce the risk in our portfolio. Given several years of exceptional performance we think the investment risks have increased. We doubt the stock market is about to "crash" but we do feel there is an increased possibility of a market correction.

To reduce the risk in the portfolio we have increased the amount invested in U.S. Government zero coupon bonds to 29.1% of the portfolio. We believe these U.S. Government bonds will give us returns equal to or greater than those returns available in the stock market , but at a much lower level of risk.

We continue to have a strong emphasis on technology and growth with virtually no investments in utilities or cyclical type companies. About two-thirds of our investments are considered to be larger companies ("big cap") while the remaining one-third are smaller companies.

                                               The Elite Income Fund
                                                    (bond fund)

Lower interest rates and higher bond prices gave us a 9.20% return in the bond Income Fund. The three, five and ten year annualized rate of return was 8.46%, 6.01% and 7.75% respectively.

The key to good returns in our bond fund is inflation expectations. We continue to forecast continued low inflation for the next several years which should result in good returns for the Income Fund.

                                              Performance Comparisons

On the following pages are two charts that show the growth in value of a hypothetical $10,000 investment in the Elite Income Fund, Growth & Income Fund and various indices. The chart starts on 9/30/87 which was the beginning of our first complete fiscal year. As an investor your investment results may differ significantly depending on when you initiated your investment and if there were subsequent investments.



Management of the funds does not think that there is only one index (stocks or bonds) that accurately reflects the management of The Elite Funds. Our funds are managed to our clients' objectives within the parameters of our prospectus, following the rules and regulations of various regulatory agencies. The various stock and bond indices are unmanaged, make no allowance for operating expenses and are free from regulation and tax implications.


Regards,


\S\ DICK McCORMICK
Richard S. McCormick

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Elite Group

We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund and The Elite Income Fund as of September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 15, 1997



                                             Portfolio of Investments
                                          The Elite Growth & Income Fund
                                                September 30, 1997

                                                                                                   Market Value
        Shares                                                                                       Note 2A
                                                                                              -----------------------
                     Common Stock   70.0%
    ----------------

                     Basic Industry  2.2%
         80,000      Ensearch Exploration*                                                    $       720,000
         30,000      Seagull Energy Corp*                                                             765,000
                                                                                              -----------------------
                                                                                              -----------------------
                              Total Basic Industry                                                  1,485,000
                                                                                              -----------------------

                     Capital  Goods  22.0%
        180,000      Atrieva Corporation* (a)                                                           1,800
         40,000      Cable Design Technologies*                                                     1,522,500
         20,000      Cisco Systems*                                                                 1,461,250
         20,000      Computer Sciences Corp*                                                        1,415,000
         24,000      Hewlett-Packard                                                                1,669,500
         12,000      Intel Corporation                                                              1,108,500
         16,000      I.B.M. Corporation                                                             1,695,000
         16,000      Microsoft Corporation*                                                         2,117,000
         20,000      Sun Microsystems*                                                                935,000
         45,000      U.S. Filter*                                                                   1,937,813
         12,000      Xerox Corporation                                                              1,010,250
                                                                                              -----------------------
                                       Total Capital  Goods                                        14,873,613
                                                                                              -----------------------

                     Consumer Goods & Services  22.5%
         50,000      Amway Asia Pacific                                                             1,465,625
         40,000      Callaway Golf Co.                                                              1,395,000
                     Coffee Station, Inc* (a)                                                         303,750
        135,000
         30,000      CUC International*                                                               930,000
         20,000      General Motors                                                                 1,338,750
        120,000      GT Bicycles*                                                                     982,500
         30,000      H & R Block, Inc                                                               1,158,750
         18,000      Manpower Inc.                                                                    711,000
         20,000      Mattel Inc.                                                                      662,500
         35,000      Optiva Corporation* (a)                                                          875,000
         70,000      Saks Holdings*                                                                 1,461,250
         40,000      Samsonite Corporation*                                                         1,755,000
         80,000      Singer Company                                                                 1,375,000
         55,000      Veterinarian Centers of America*                                                 814,687
                                                                                              -----------------------
                                     Total Consumer Goods & Services                               15,228,812
                                                                                              -----------------------
                                                                                              -----------------------

                                                                                              -----------------------

Portfolio of Investments
The Elite Growth & Income Fund
September 30, 1997- Continued




                                                                                                    Market Value
     Shares                                                                                           Note 2A
                                                                                                ---------------------

------------------

                   Financial Intermediaries   12.1%
        20,000     A.C.E Limited (Insurance)                                                        1,880,000
        40,000     Freddie Mac                                                                      1,410,000
        32,000     Fannie Mae                                                                       1,504,000
        24,000     General Electric                                                                 1,633,500
                   Total Financial Intermediaries
        32,000     Mellon Bank                                                                      1,752,000
                                                                                                ---------------------
                                   Total Financial Intermediaries                                   8,179,500
                                                                                                ---------------------

                   Health Care  Goods & Services  11.2%
        12,000     American Home Products                                                             876,000
        30,000     Genesis Health Ventures*                                                         1,168,125
        13,800     Merck & Company                                                                  1,379,138
        30,000     Pfizer Inc.                                                                      1,801,875
        40,000     Sierra Health Services*                                                          1,465,000
        32,000     U.S. Surgical                                                                      934,000
                                                                                                ---------------------
                                  Total  Health Care Goods & Services                               7,624,138
                                                                                                ---------------------


                                  Total Common Stock  (Cost $29,830,091)                           47,391,063
                                                                                                ---------------------


                   Options - Covered Calls  (1.6%)
        20,000     Cable Design Tech      ( $40     01-16-98)                                      (    62,500)
        40,000     Callaway Golf          ( $35     11-21-97)                                      (    67,500)
        24,000     Hewlett Packard        ( $65     11-21-97)                                      (   171,000)
        16,000     Manpower               ( $45     12-19-97)                                      (    15,000)
        16,000     Microsoft              ( $130    01-16-98)                                      (   208,000)
        30,000     Pfizer Inc.            ( $52.50  12-19-97)                                      (   266,250)
        40,000     Samsonite              ( $50     12-19-97)                                      (    73,750)
        50,000     Saks Holdings          ( $25     01-16-98)                                      (    39,063)
        30,000     Seagull                ( $25     11/21/97)                                      (    75,000)
        20,000     Sun Microsystem        ( $47.50  01/16/98)                                      (    93,750)
                                                                                                ---------------------
                            Total Value of Calls  (Cost ($ 1,088,662))                             ( 1,071,813)
                                                                                                ---------------------

Portfolio of Investments
The Elite Growth & Income Fund
September 30, 1997- Continued


Par Value                                                                                                Market Value
                                                                                                     --------------------
                                                                                                           Note 2A
                                                                                                     ---------------------

                     U.S. Government Treasury  29.1%
$80,000,000          Zero Coupon Bond   due 05/15/19 (b)                                                19,689,600
                                                                                                     ---------------------

                              Total Value of Bonds  - (Cost $17,303,982)                                19,689,600

                              Total Investments
                                   (Cost $ 46,045,411**)                                                66,008,850
                                                                       97.5%

                              Cash and receivables
                                in excess of liabilities                2.5%                             1,709,919
                                                                    -------------------              ---------------------

                              NET ASSETS                              100.0%                          $ 67,718,769
                                                                    ===================              =====================


(a)   Restricted  security  ( see note 3)
(b) Purchased in a yield to maturity range of 7.05% to 7.46% * Non - income producing ** Cost for Federal Income Tax purposes is the same. At September 30, 1997 unrealized appreciation of securities for Federal Income Tax purposes is as follows:

                             Unrealized appreciation                          $    21,117,240
                             Unrealized depreciation                               (1,153,801)
                                                                              ======================
                             Net unrealized appreciation                      $    19,963,439
                                                                              ======================


                                         See Notes to Financial Statement

                                             Portfolio of Investments
                                               The Elite Income Fund
                                                September 30, 1997



                                                                                                   Market Value
     Par Value                                                                                       Note 2A
                                                                                              -----------------------
                      Bonds  93.8%
---------------------
                      U.S. Government Notes and Bonds  58.1%
$  2,100,000          U.S. Treasury Note
                           7.875% due 11/15/99                                                   $   2,183,496
   3,150,000          U.S. Treasury Note
                           6.250% due 02/15/03                                                       3,180,555
   3,790,000          U.S. Treasury Bond
                           7.250% due 05/15/16                                                       4,113,135
                                                                                              -----------------------
                                Total U.S. Government Notes and Bonds                                9,477,186
                                                                                              -----------------------

                      Electric Utilities  13.4%
         500,000      Portland General Electric
                           8.880% due 08/12/99                                                         523,125
         520,000      Ohio Power
                           6.750% due 04/01/03                                                         525,200
         500,000      Hawaiian Electric
                           6.660% due 12/05/05                                                         485,625
         650,000      Appalachian Power Co.
                           6.800% due 03/01/06                                                         652,438
                                                                                              -----------------------
                                Total Electric Utility Bonds                                         2,186,388
                                                                                              -----------------------

                      Gas Utilities  11.5%
     770, 000         Consumer Energy Co.
                           8.875% due 11/15/99                                                         807,538
     450,000          Entergy Arkansas Inc
                           7.000% due 03/01/02                                                         456,188
      600,000         Pacific Gas Transmission
                           7.100% due 06/01/05                                                         609,750
                                                                                              -----------------------
                                  Total Gas Utilities                                                1,873,476
                                                                                              -----------------------


Portfolio of Investments
The Elite Income Fund
September 30, 1997 - Continued










                                                                                                   Market Value
     Par Value                                                                                       Note 2A
                                                                                              -----------------------

---------------------
                      Financial/Corporate Bonds  10.8%
     700,000          Ford Motor Credit
                          8.200%  due  02/15/02                                                        746,375
     350,000          S. California Edison Capital Notes
                          7.375%  due  12/15/03                                                        354,813
     550,000          Federal Home Loan (Mortgage Backed)
                          6.100%  due  02/15/24                                                        547,913
     500,000          Federal Home Loan
                          0.000%  due 09/29/17                                                         106,820
                                                                                              -----------------------
                                  Total Financial/Corporate Bonds                                    1,755,921
                                                                                              -----------------------

                                  Total Value Bonds (Cost $15,048,735)                              15,292,971
                                                                                              -----------------------

   Shares
                      Preferred Stock  1.7%
         2,844        Entergy Gulf State Utilities  $8.64                                              281,556
                                                                                               ----------------------
                                  Total Value Preferreds (Cost $295,111)                               281,556
                                                                                               ----------------------

                                  Total Investments
                                   (Cost $15,343,846)                   95.5%                       15,574,527

                                Cash and receivables
                                  in excess of liabilities               4.5%                          737,416
                                                                     ------------              ----------------------

                                  Net Assets                           100.0%                  $    16,311,943
                                                                     ============              ======================

     **Cost for Federal Income Tax purposes is the same.
     At September 30, 1997, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                             Unrealized appreciation                          $          337,824
                             Unrealized depreciation                                    (107,143)
                                                                              ---------------------
                             Net unrealized depreciation                      $          230,681
                                                                              =====================

                                         See Notes to Financial Statements

                                        STATEMENT OF ASSETS AND LIABILITIES
                                                September 30, 1997

                                                             THE ELITE GROWTH & INCOME        THE ELITE INCOME FUND
                                                                        FUND
                                                            -----------------------------     ----------------------
ASSETS:
Investments in securities at value (notes 2A, 3 )
     (Cost $46,045,411 and  $15,343,846)                        $     66,008,850               $    15,574,527
Cash and cash equivalent (Note 2E)                                     1,680,521                       438,506
Receivables:
     Interest                                                              8,125                       312,166
     Dividends                                                            35,450                         ---
     Capital stock sold                                                   64,515                         ---
                                                                -----------------------      -----------------------

     Total Assets                                                     67,797,461                    16,325,199
                                                                -----------------------      -----------------------


LIABILITIES:
Payables:
     Capital stock reacquired                                             12,009                        ---
     Distributions                                                        57,010                        10,311
     Accrued expenses                                                      9,673                         2,945
                                                                -----------------------      ----------------------

     Total Liabilities                                                    78,692                        13,256
                                                                -----------------------      ----------------------


NET ASSETS:
The Elite Growth & Income Fund--applicable to
  3,043,347 shares outstanding                                  $     67,718,769
                                                                =======================
The Elite Income Fund-applicable to 1,631,791
  shares outstanding                                                                         $      16,311,943
                                                                                             ======================
NET ASSET VALUE, OFFERING AND REDEMPTION  PRICE PER SHARE
  (Net assets / shares outstanding)
                                                                $          22.25             $           10.00
                                                                =======================
                                                                                             ======================


At September 30, 1997 the components of net assets were as follows:

Paid-in capital                                                 $     47,755,330              $     16,116,770
Accumulated net realized loss                                                 -                        (46,324)
Undistributed net investment income                                           -                         10,816
Net unrealized  appreciation                                          19,963,439                       230,681
                                                                =======================       ======================

     Net assets                                                 $     67,718,769              $     16,311,943
                                                                =======================       ======================

                                         See Notes to Financial Statements

                                              STATEMENT OF OPERATIONS
                                       For the Year Ended September 30, 1997

                                                          THE ELITE GROWTH & INCOME FUND      THE ELITE INCOME FUND
                                                             --------------------------      -----------------------

INVESTMENT INCOME:
Income:
     Interest                                                   $      1,024,511             $         942,241
     Dividends                                                           433,697                        41,777
                                                                -----------------------      -----------------------
         Total Income                                                  1,458,208                       984,018
                                                                -----------------------      -----------------------

Expenses:
     Investment management fee                                           544,948                        98,900
     Transfer agent fees                                                  33,698                       19,367
     Custodian fees                                                       27,580                         8,360
     Professional fees (Note 6)                                           15,648                         4,162
     Trustees fees and expenses                                           16,000                         4,000
     Record keeping services                                              49,646                        13,800
     Shareholder reports                                                   4,447                        1,100
     Registration fees and other                                          14,964                         3,514
                                                                -----------------------      -----------------------
         Total Expenses                                                  706,931                      153,203
                                                                -----------------------      -----------------------
Fees paid indirectly (Note 6)                                           (16,600)                          ---
Fees paid by manager  (Note 5)
     Expenses Reimbursed                                                                                 (17,221)

                                                                -----------------------      -----------------------
         Net Expenses                                                    690,331                       135,982
                                                                -----------------------      -----------------------

         Net Investment Income                                           767,877                       848,036
                                                                -----------------------      -----------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON      INVESTMENT SECURITIES AND
OPTIONS CONTRACT
Net realized gain (loss):
     Investment securities                                             7,771,305                          4,750
     Expired and closed covered call
       options written (Note 4)                                       (1,863,985)                           ---
                                                                -----------------------      ----------------------
     Net realized gain on investment securities
        and option contracts                                           5,907,320                          4,750
                                                                -----------------------      ----------------------
     Net increase in unrealized appreciation
        of  investment securities                                      9,998,526                        380,175
                                                                =======================      ======================
            Net increase in net assets  resulting
from operations                                                 $     16,673,723              $       1,232,961
                                                                =======================      ======================

                                         See Notes to Financial Statements




                                        STATEMENT OF CHANGES IN NET ASSETS


                                                     THE ELITE
                                               GROWTH & INCOME FUND
                                         For the Years Ended September 30


                                                                         1997                        1996
                                                                -----------------------     ------------------------

OPERATIONS:
     Net investment income                                      $        767,877             $        230,586
     Net realized gain on investment
       securities and options contracts                                5,907,320                    5,049,366
     Net increase in unrealized appreciation
       of investment securities                                        9,998,526                    2,914,785
                                                                -----------------------      -----------------------
     Net increase in net assets resulting
       from operations                                                16,673,723                    8,194,737

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                           (751,449)                    (252,709)
     Distributions from net realized gains on
       investment transactions                                       (11,069,678)                      ---

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from capital     share
transactions (a)                                                      18,066,984                    5,674,686
                                                                -----------------------      -----------------------
         Total increase in net assets                                 22,919,580                  13,616,714

NET ASSETS:
     Beginning of year                                                44,799,189                   31,182,475
                                                                =======================      =======================
     End of year (including undistributed
       net investment income of $ - 0 - and
       $21,325 respectively).                                   $     67,718,769               $   44,799,189
                                                                =======================      =======================

(a)   Transactions in capital stock were as follows:

                                                          Year Ended                               Year Ended
                                                     September 30, 1997                       September 30, 1996

                                                  Shares               Value                Shares               Value
                                              ---------------    -------------------     -------------     -------------------
     Shares sold                                 464,160         $    9,881,155             430,984          $   7,948,298
     Shares issued in reinvestment
       of distributions                          563,824             11,716,467              11,903                233,922
                                              ---------------    -------------------     -------------     -------------------
                                               1,027,984             21,597,622             442,887              8,182,220
     Shares redeemed                            (165,034)            (3,530,638)           (136,267)            (2,507,534)

                                              ---------------    -------------------     -------------     -------------------

     Net increase                                862,950            $18,066,984             306,620          $   5,674,686
                                              ===============    ===================     =============     ===================

                                         See Notes to Financial Statements

                                        STATEMENT OF CHANGES IN NET ASSETS




                                                     THE ELITE
                                                    INCOME FUND
                                         For the Years Ended September 30

                                                                             1997                        1996
                                                                    -----------------------      ---------------------

OPERATIONS:
     Net investment income                                              $        848,036         $       772,576
     Net realized gain (loss)on investment securities                                                    (45,430)
                                                                                   4,750
     Net increase (decrease) in unrealized
       appreciation of investment securities                                     380,175                (265,285)
                                                                    -----------------------      ---------------------
     Net increase in net assets resulting from
        operations                                                             1,232,961                 461,861

NET EQUALIZATION CREDITS (DEBITS) (NOTE 2d)                                       19,511                    (739)

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                                   (872,325)               (798,599)
     Distributions from net realized gains on
     investment transactions                                                         ---                 (69,581)

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from capital
       share transactions (a)                                                  3,313,313                  660,024
                                                                    -----------------------      ---------------------
         Total increase in net assets                                          3,693,460                  252,966

NET ASSETS:
     Beginning of year                                                        12,618,483               12,365,517
                                                                    =======================      =====================
     End of year (including undistributed net
        investment income of $10,816 and $15,594
        respectively).                                                  $     16,311,943           $   12,618,483
                                                                    =======================      =====================

(a)Transactions in capital stock were as follows:

                                                              Year Ended                                Year Ended
                                                           September 30,1997                         September 30,1996
                                                    --------------------------------             --------------------------

                                                  Shares                   Value                Shares               Value
                                              ---------------        ------------------      --------------    ------------------
     Shares sold                                 545,012               $  5,376,650             274,284          $ 2,723,932
     Shares issued in reinvestment
        of  distributions                         85,735                    842,573              85,432              844,750
                                              ---------------        ------------------      --------------    ------------------
                                                 630,747                  6,219,223             359,716            3,568,682
     Shares redeemed                            (296,277)                (2,905,910)           (295,122)          (2,908,658)
                                              ---------------        ------------------      --------------
                                                                                                               ==================
      Net increase                               334,470               $  3,313,313              64,594         $    660,024
                                              ===============        ==================      ==============    ==================

                                         See Notes to Financial Statement

                                               FINANCIAL HIGHLIGHTS


                                                     THE ELITE
                                               GROWTH & INCOME FUND
                                   For a share outstanding throughout each year

                                                        Years Ended September 30,

                                         1997              1996             1995             1994               1993
                                        -----              ----             ----             ----               ----

Net asset value, beginning of year    $ 20.55            $ 16.64           $ 15.29            $ 14.44            $13.07
                                     ---------------    -------------    --------------    --------------    ---------------
Income from investment operations
  Net investment income                   .29                .11               .18                .11               .10
  Net gains on securities
    (both realized and unrealized)       6.15               3.92              2.52               1.56              1.65
                                     ---------------    -------------    --------------    --------------    ---------------
      Total from investment
       operations                        6.44               4.03              2.70               1.67              1.75
                                     ---------------    -------------    --------------    --------------    ---------------
  Less Distributions
  Dividends from net investment
    income                               (.29)              (.12)             (.18)              (.10)             (.09)
  Distributions from capital gains      (4.45)               ---             (1.17)              (.72)             (.29)
                                     ---------------    -------------    --------------    --------------    ---------------

      Total distributions               (4.74)              (.12)            (1.35)              (.82)             (.38)
                                     ---------------    -------------    --------------    --------------    ---------------

Net asset value, end of year          $  22.25            $ 20.55          $  16.64         $   15.29         $   14.44
                                     ===============    =============    ==============    ==============    ===============

      Total Return                      34.66%             24.26%            19.92%             11.80%            13.54%



Ratios/Supplemental Data
  Net asset value, end of period
     (in 000's)                       $ 67,719             $ 44,799         $31,182            $25,380           $17,989
  Ratio of expenses to average net
     assets                               1.30%*               1.33%           1.42%*             1.42%             1.36%
     to average net assets                1.41%                 .61%           1.18%               .73%              .69%
Portfolio turnover                      115.80%              156.93%         137.56%            153.34%           172.00%

Average Brokerage Commissions         $  .0582                .0600            (1)               (1)                (1)

   *Ratio reflects fees paid through a directed brokerage  arrangement.  Expense
    Ratios for 1994 and 1993 exclude these payments. No fees were paid through a brokerage arrangement for 1996. The expense ratios for 1997 and 1995 after reduction of fees paid through the directed brokerage arrangement were 1.27% and 1.35%, respectively.

   (1)Not required information prior to 1996

                                         See Notes to Financial Statements


                                               FINANCIAL HIGHLIGHTS


                                                     THE ELITE
                                                    INCOME FUND
                                   For a share outstanding throughout each year

                                                            Years Ended September 30,

                                            1997                  1996               1995                1994              1993
                                            ----                  ----               ----                ----              ----

Net asset value, beginning of year    $     9.73             $   10.03            $  9.48             $ 10.61            $10.28
                                      ----------------     --------------    --------------     --------------    ---------------
Income from investment operations
  Net investment income                      .60                   .60                .62                 .61               .59
  Net gain (loss) on securities
  (both realized and unrealized)             .27                  (.23)               .54               (1.03)              .35

                                      ----------------     --------------    --------------     --------------    ---------------

      Total from investment
       operations                            .87                   .37               1.16                (.42)              .94
                                      ----------------     --------------    --------------     --------------    ---------------
  Less Distributions
  Dividends from net investment
  income                                    (.60)                 (.62)              (.61)               (.61)             (.58)
  Distributions from capital gains           ---                  (.05)               ---                (.10)             (.03)
                                      ----------------     --------------    --------------     --------------    ---------------

      Total distributions                   (.60)                 (.67)              (.61)               (.71)             (.61)
                                      ----------------     --------------    --------------     --------------    ---------------

Net asset value, end of year          $    10.00              $   9.73           $  10.03             $   9.48           $  10.61
                                      ================     ==============    ==============     ==============    ===============

      Total Return                          9.20%                 3.79%             12.56%              (4.07%)             9.41%



Ratios/Supplemental Data
  Net asset value, end of year
  (in 000's)                          $   16,312              $ 12,618           $ 12,366             $ 11,505           $  11,751
  Ratio of expenses to average
  net assets                                 .96%                 1.00%             1.12%*                1.11%              1.02%
  Ratio of net investment income
  to average net assets                     6.01%                 6.01%             6.34%                 5.98%              5.66%

Portfolio turnover                         37.60%                43.37%            42.24%                40.88%             73.26%


  * Ratio reflects fees paid though a directed brokerage arrangement. Expense ratios for 1994 and 1993 exclude these payments. No fees were paid through a directed brokerage arrangement for 1997 or 1996. Expense ratio for 1995 after reduction of fees paid through the directed brokerage arrangement was 1.08%

                                         See Notes to Financial Statement




NOTES TO FINANCIAL STATEMENTS
September 30,1997


Note 1 - Organization
         The Elite Growth and Income Fund and The Elite Income Fund (the "Funds") are two series of shares of beneficial interests of The Elite Group (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the two series above. The Elite Growth & Income Fund investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite Income Fund investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

Note 2 - Significant Accounting Policies
         The  following  is  a  summary  of  significant   accounting   policies
consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles.

         A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over-the counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

         B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all its taxable income to its shareholders.
Therefore no federal income tax provision is required.

         C. Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.



NOTES TO FINANCIAL STATEMENTS
September 30,1997


         D. Equalization (The Elite income Fund) - The Fund follows the practice known as "equalization" by which a portion of the proceeds from sales and costs of repurchases of shares of the Fund is credited or charged to income on the date of the transaction so that undistributed net income per share is unaffected by shares of the Fund sold or repurchased.

         E. Cash Equivalent - Consists of investment in mutual fund money market accounts.

         F. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post - October losses. Interest income and estimated expenses are accrued daily.


         G. Use Of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


Note 3 - Restricted Securities
         The Funds may invest in restricted securities. Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and as a result are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. There are no unrestricted securities of these issuers. At September 30, 1997, the Elite Growth and Income Fund had investments in restricted securities with the date of acquisition, cost, fair value and percentage of net assets listed below:

                                                  Dates of                                             Percentage of Net
                                                  Acquisition           Cost               Value       Assets
Stocks
     180,000 Atriva Corporation.                  08/29/94               $216,000            $  1,800          .00%
      35,000 Optiva Corporation                   04/25/94                148,750             875,000          1.29%
     135,000 Coffee Station, Inc                  04/16/96                303,750             303,750          .45%
                                                                                                            -------
                                                                   ---------------    ----------------
     Total                                                               $668,500          $1,180,550         1.74%
                                                                   ===============    ================     ============

NOTES TO FINANCIAL STATEMENTS
September 30, 1997


Note 4 - Purchases and Sales of Securities
         For the year ended September 30, 1997, purchases and sales of securities, other than options and short-term notes were as follows:

                                                                  Purchases              Sales
The Elite Growth and Income Fund                                 $66,978,021          $61,817,357
The Elite Income Fund                                            $ 7,959,091          $ 5,081,645

For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

                                                                          Number of
                                                                          Contracts*               Premiums
Options outstanding at beginning of year                                     615                $    432,848
Options written                                                            8,596                   3,555,945
Options terminated in closing purchase transactions                       (6,061)                 (2,761,835)
Options exercised                                                           (130)                    (99,597)
Options expired                                                             (160)                    (38,699)
                                                                       ===============        ====================
Options outstanding at September 30,1997                                   2,860                $  1,088,662
                                                                       ===============        ====================

         * Each contract represents 100 shares of common stock

Note 5 - Investment Management Fee and Other Transactions with Affiliates
         The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite Growth & Income Fund and The Elite Income Fund, the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8% of 1%, respectively, over $250 million up to $500 million; and 1/2 of 1% over $500 million for each Fund.

         The Manager may voluntary reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions). Voluntary reimbursements may cease at any time without prior notice.









NOTES TO FINANCIAL STATEMENTS
September 30, 1997



NOTE 6 - Directed Brokerage Arrangement
         In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. Expenses paid under this arrangement during the year ended September 30, 1997 were $16,600 for the Elite Growth & Income Fund.


NOTE 7 - Concentration
         Although both of the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods and services, financial intermediaries, and health care goods and services industries. The Elite Income Fund has investments in excess of 10% in electric utilities, gas utilities and financial industries.